Exhibit 99.4

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION

December 31, 2003

(in millions)

		Initial Costs			Gross Amount at December 31, 2003
Description(1)	Debt	Land	Buildings & Improvements	Subsequent Costs Capitalized	Land	Buildings & Improvements	Total	Accumulated Depreciation	Date of Completion of Construction	Date Acquired	Depreciation Life
Full-service hotels:
Albany, New York	$—	$6	$31	$(1)	$6	$30	$36	$(5)	—	1998	40
The Ritz-Carlton, Amelia Island, Georgia	—	25	115	6	25	121	146	(15)	—	1998	40
Four Seasons, Atlanta, Georgia	37	5	48	13	6	60	66	(8)	—	1998	40
Grand Hyatt, Atlanta, Georgia	—	8	89	10	8	99	107	(13)	—	1998	40
Atlanta Marquis, Georgia	149	12	184	36	16	216	232	(29)	—	1998	40
Atlanta Midtown Suites, Georgia	—	—	26	2	—	28	28	(5)	—	1996	40
Westin, Buckhead, Georgia	33	5	84	17	6	100	106	(14)	—	1998	40
Bethesda, Maryland	—	—	10	20	—	30	30	(18)	—	1979	40
Miami Biscayne Bay, Florida	—	—	32	(3)	—	29	29	(6)	—	1998	40
Boston Marriott Copley Place, Massachusetts	92	—	203	12	—	215	215	(10)	—	2002	40
Boston/Newton, Massachusetts	—	3	31	9	3	40	43	(20)	—	1997	40
Hyatt, Boston, Massachusetts	35	15	69	17	17	84	101	(11)	—	1998	40
Hyatt Regency, Burlingame, California	68	16	119	32	20	147	167	(19)	—	1998	40
Calgary, Canada	13	6	17	6	5	24	29	(6)	—	1996	40
Hyatt Regency, Cambridge, Massachusetts	48	19	83	9	19	92	111	(12)	—	1998	40
Chicago/Downtown Courtyard, Illinois	—	7	27	3	7	30	37	(9)	—	1992	40
Chicago O’Hare, Illinois	—	4	26	29	4	55	59	(19)	—	1997	40
Chicago O’Hare Suites, Illinois	—	—	36	1	—	27	37	(5)	—	1998	40
Chicago/Deerfield Suites, Illinois	—	4	19	1	4	20	24	(7)	—	1990	40
Swissôtel, Chicago, Illinois	57	30	131	10	30	141	171	(19)	—	1998	40
Coronado Island Resort, California	—	—	53	4	—	57	57	(10)	—	1997	40
Costa Mesa Suites, California	—	3	18	1	3	19	22	(4)	—	1996	40
Dallas/Fort Worth Airport, Texas	—	6	37	7	6	44	50	(12)	—	1995	40
Dallas Quorum, Texas	—	—	27	5	—	32	32	(9)	—	1994	40
Dayton, Ohio	—	2	30	1	2	31	33	(4)	—	1998	40
The Ritz-Carlton, Dearborn, Michigan	—	8	51	3	8	54	62	(8)	—	1998	40
Denver Tech Center, Colorado	—	6	26	13	6	39	45	(9)	—	1994	40

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION—(Continued)

December 31, 2003

(in millions)

		Initial Costs			Gross Amount at December 31, 2003
Description(1)	Debt	Land	Buildings & Improvements	Subsequent Costs Capitalized	Land	Buildings & Improvements	Total	Accumulated Depreciation	Date of Completion of Construction	Date Acquired	Depreciation Life
Desert Springs Resort and Spa, California	93	13	143	64	13	207	220	(32)	—	1997	40
Fairview Park, Virginia	—	9	39	2	9	41	50	(6)	—	1998	40
Fort Lauderdale Marina, Florida	—	6	30	10	6	40	46	(12)	—	1994	40
Gaithersburg/Washingtonian Center, Maryland	—	7	22	1	7	23	30	(6)	—	1993	40
Hanover, New Jersey	27	6	29	9	6	38	44	(9)	—	1997	40
Harbor Beach Resort, Florida	93	—	62	45	—	107	107	(21)	—	1997	40
Hartford/Farmington, Connecticut	20	8	21	8	8	29	37	(5)	—	1997	40
Houston Airport, Texas	—	—	10	28	—	38	38	(15)	—	1984	40
JW Marriott Hotel at Lenox, Georgia	—	—	21	10	—	31	31	(11)	—	1990	40
JW Marriott Houston, Texas	—	4	26	10	8	32	40	(9)	—	1994	40
JWDC, Washington, D.C.	88	26	99	4	26	103	129	(10)	—	2003	40
Kansas City Airport, Missouri	—	—	8	15	—	23	23	(19)	—	1974	40
Key Bridge, Virginia	—	—	38	3	—	41	41	(21)	—	1997	40
Manhattan Beach, California	—	—	36	5	—	41	41	(8)	—	1997	40
Marina Beach, California	—	—	13	15	—	28	28	(5)	—	1995	40
Maui Hyatt, Hawaii	—	93	213	—	93	213	306	(1)	—	2003	40
Memphis, Tennessee	—	—	16	10	—	26	26	(6)	—	1998	40
Mexico City Airport, Mexico	9	9	29	1	9	30	39	(12)	—	1996	40
JW Marriott, Mexico City, Mexico	12	11	35	3	11	38	49	(10)	—	1996	40
Miami Airport, Florida	—	—	7	42	—	49	49	(30)	—	1972	40
Minneapolis City Center, Minnesota	—	—	27	15	—	42	42	(25)	—	1986	40
Minneapolis Southwest, Minnesota	—	5	23	1	5	24	29	(4)	—	1998	40
New Orleans, Louisiana	93	16	96	56	16	152	168	(29)	—	1996	40
New York Financial Center, New York	—	19	79	13	19	92	111	(18)	—	1997	40
New York Marquis, New York	240	—	552	77	—	629	629	(240)	—	1986	40
Newark Airport, New Jersey	—	—	30	23	—	53	53	(28)	—	1984	40
Newport Beach, California	—	11	13	45	11	58	69	(34)	—	1975	40
Orlando World Center Resort, Florida	225	18	157	178	29	324	353	(51)	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	3	6	32	38	(6)	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	2	—	44	44	(9)	—	1995	40

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION—(Continued)

December 31, 2003

(in millions)

		Initial Costs			Gross Amount at December 31, 2003
Description(1)	Debt	Land	Buildings & Improvements	Subsequent Costs Capitalized	Land	Buildings & Improvements	Total	Accumulated Depreciation	Date of Completion of Construction	Date Acquired	Depreciation Life
Philadelphia Convention Center, Pennsylvania	104	3	143	52	11	187	198	(38)	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	27	59	9	27	68	95	(9)	—	1998	40
Portland, Oregon	—	6	40	8	6	48	54	(12)	—	1994	40
Hyatt Regency, Reston, Virginia	44	11	78	8	11	86	97	(11)	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	1	10	64	74	(10)	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	5	—	94	94	(14)	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	5	31	128	159	(18)	—	1998	40
Salt Lake City, Utah	—	—	48	9	—	57	57	(10)	—	1996	40
San Antonio Rivercenter, Texas	76	—	86	44	—	130	130	(23)	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	3	—	48	48	(11)	—	1995	40
San Diego Hotel and Marina, California	188	—	203	92	—	295	295	(54)	—	1996	40
Houston Airport, Texas	—	—	10	28	—	38	38	(15)	—	1984	40
JW Marriott Hotel at Lenox, Georgia	—	—	21	10	—	31	31	(11)	—	1990	40
JW Marriott Houston, Texas	—	4	26	10	8	32	40	(9)	—	1994	40
JWDC, Washington, D.C.	88	26	99	4	26	103	129	(10)	—	2003	40
Kansas City Airport, Missouri	—	—	8	15	—	23	23	(19)	—	1974	40
Key Bridge, Virginia	—	—	38	3	—	41	41	(21)	—	1997	40
Manhattan Beach, California	—	—	36	5	—	41	41	(8)	—	1997	40
Marina Beach, California	—	—	13	15	—	28	28	(5)	—	1995	40
Maui Hyatt, Hawaii	—	93	213	—	93	213	306	(1)	—	2003	40
Memphis, Tennessee	—	—	16	10	—	26	26	(6)	—	1998	40
Mexico City Airport, Mexico	9	9	29	1	9	30	39	(12)	—	1996	40
JW Marriott, Mexico City, Mexico	12	11	35	3	11	38	49	(10)	—	1996	40
Miami Airport, Florida	—	—	7	42	—	49	49	(30)	—	1972	40
Minneapolis City Center, Minnesota	—	—	27	15	—	42	42	(25)	—	1986	40
Minneapolis Southwest, Minnesota	—	5	23	1	5	24	29	(4)	—	1998	40
New Orleans, Louisiana	93	16	96	56	16	152	168	(29)	—	1996	40
New York Financial Center, New York	—	19	79	13	19	92	111	(18)	—	1997	40
New York Marquis, New York	240	—	552	77	—	629	629	(240)	—	1986	40
Newark Airport, New Jersey	—	—	30	23	—	53	53	(28)	—	1984	40
Newport Beach, California	—	11	13	45	11	58	69	(34)	—	1975	40

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION—(Continued)

December 31, 2003

(in millions)

		Initial Costs			Gross Amount at December 31, 2003
Description(1)	Debt	Land	Buildings & Improvements	Subsequent Costs Capitalized	Land	Buildings & Improvements	Total	Accumulated Depreciation	Date of Completion of Construction	Date Acquired	Depreciation Life
Orlando World Center Resort, Florida	225	18	157	178	29	324	353	(51)	—	1997	40
Pentagon City Residence Inn, Virginia	—	6	29	3	6	32	38	(6)	—	1996	40
Philadelphia Airport, Pennsylvania	—	—	42	2	—	44	44	(9)	—	1995	40
Philadelphia Convention Center, Pennsylvania	104	3	143	52	11	187	198	(38)	—	1995	40
Four Seasons, Philadelphia, Pennsylvania	—	27	59	9	27	68	95	(9)	—	1998	40
Portland, Oregon	—	6	40	8	6	48	54	(12)	—	1994	40
Hyatt Regency, Reston, Virginia	44	11	78	8	11	86	97	(11)	—	1998	40
The Ritz-Carlton, Phoenix, Arizona	—	10	63	1	10	64	74	(10)	—	1998	40
The Ritz-Carlton, Tysons Corner, Virginia	—	—	89	5	—	94	94	(14)	—	1998	40
The Ritz-Carlton, San Francisco, California	—	31	123	5	31	128	159	(18)	—	1998	40
Salt Lake City, Utah	—	—	48	9	—	57	57	(10)	—	1996	40
San Antonio Rivercenter, Texas	76	—	86	44	—	130	130	(23)	—	1996	40
San Antonio Riverwalk, Texas	—	—	45	3	—	48	48	(11)	—	1995	40
San Diego Hotel and Marina, California	188	—	203	92	—	295	295	(54)	—	1996	40
San Diego Mission Valley, California	—	4	22	—	4	22	26	(4)	—	1998	40
San Francisco Airport, California	—	11	48	16	12	63	75	(16)	—	1994	40
San Francisco Fisherman’s Wharf, California	—	6	20	7	6	27	33	(9)	—	1994	40
San Francisco Moscone Center, California	—	—	278	31	—	309	309	(91)	—	1989	40
San Ramon, California	21	—	22	9	—	31	31	(6)	—	1996	40
Santa Clara, California	37	—	39	32	—	71	71	(36)	—	1989	40
Scottsdale Suites, Arizona	—	3	20	—	3	20	23	(4)	—	1996	40
Seattle SeaTac Airport, Washington	—	4	48	(6)	4	42	46	(9)	—	1998	40
Tampa Waterside, Florida	—	—	—	98	11	87	98	(9)	2000		40
Swissôtel, The Drake, New York	66	29	130	39	34	164	198	(22)	—	1998	40
The Ritz-Carlton, Atlanta, Georgia	—	13	41	9	13	50	63	(12)	—	1996	40
The Ritz-Carlton, Buckhead, Georgia	78	15	79	21	15	100	115	(19)	—	1996	40
The Ritz-Carlton, Marina del Rey, California	—	—	52	8	—	60	60	(12)	—	1997	40
The Ritz-Carlton, Naples, Florida	117	19	126	58	21	182	203	(36)	—	1996	40

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION—(Continued)

December 31, 2003

(in millions)

		Initial Costs			Gross Amount at December 31, 2003
Description(1)	Debt	Land	Buildings & Improvements	Subsequent Costs Capitalized	Land	Buildings & Improvements	Total	Accumulated Depreciation	Date of Completion of Construction	Date Acquired	Depreciation Life
The Ritz-Carlton, Naples Golf Lodge, Florida	—	6	—	63	6	63	69	(3)	2002	—	40
Toronto Airport, Canada	15	5	24	3	5	27	32	(6)	—	1996	40
Toronto Eaton Center, Canada	27	—	27	3	—	30	30	(6)	—	1995	40
Toronto Delta Meadowvale, Canada	—	4	20	8	4	28	32	(8)	—	1996	40
Torrance, California	—	9	39	4	9	43	52	(6)	—	1998	40
Dulles Airport, Virginia	—	—	3	25	—	28	28	(21)	—	1970	40
Washington Dulles Suites, Virginia	—	3	24	1	3	25	28	(5)	—	1996	40
Washington Metro Center, Washington D.C.	—	20	24	3	20	27	47	(7)	—	1994	40
Westfields, Virginia	—	7	32	3	7	35	42	(9)	—	1994	40

Sub total full-service hotels:	2,205	703	5,662	1,632	756	7,241	7,997	(1,564)
Sub total—other full-service properties less than 5% of total:	—	30	297	57	30	354	384	(120)		various	40

Total full-service properties:	2,205	733	5,959	1,689	786	7,595	8,381	(1,684)
Other properties, each less than 5% of total	—	36	15	(38)	—	13	13	(13)		various	various

Total properties	—	769	5,974	1,651	786	7,608	8,394	(1,697)
Held for sale properties	—	12	64	12	12	76	88	(20)		various	—

TOTAL	$2,205	$781	$6,038	$1,663	$798	$7,684	$8,482	$(1,717)

(1)	Each hotel is operated as a Marriott-brand hotel unless otherwise indicated by its name.

HOST MARRIOTT CORPORATION AND SUBSIDIARIES

REAL ESTATE AND ACCUMULATED DEPRECIATION—(Continued)

December 31, 2003

(in millions)

Notes:

(A)	The change in total cost of properties for the fiscal years ended December 31, 2003, 2002 and 2001 is as follows:

Balance at December 31, 2000	$7,671
Additions:
Capital expenditures and transfers from construction-in-progress	278
Deductions:
Impairment charges	(13)
Dispositions and other	(201)

Balance at December 31, 2001	7,735
Additions:
Acquisitions	284
Capital expenditures and transfers from construction-in-progress	158
Deductions:
Dispositions and other	(42)

Balance at December 31, 2002	8,135
Additions:
Acquisitions	448
Capital expenditures and transfers from construction-in-progress	94
Deductions:
Dispositions and other	(195)
Assets held for sale	(88)

Balance at December 31, 2003	$8,394

(B)	The change in accumulated depreciation and amortization of real estate assets for the fiscal years ended December 31, 2003, 2002 and 2001 is as follows:

Balance at December 31, 2000	$1,066
Depreciation and amortization	281
Dispositions and other	(66)

Balance at December 31, 2001	1,281
Depreciation and amortization	237
Dispositions and other	(17)

Balance at December 31, 2002	1,501
Depreciation and amortization	257
Dispositions and other	(41)
Depreciation on assets held for sale	(20)

Balance at December 31, 2003	$1,697

(C)	The aggregate cost of properties for Federal income tax purposes is approximately $5,695 million at December 31, 2003.

(D)	The total cost of properties excludes construction-in-progress properties.